                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                  POPULAR INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  POPULAR, INC.
                                P.O. BOX 362708
                        SAN JUAN, PUERTO RICO 00936-2708
                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, APRIL 30, 2003
                              --------------------

To the Stockholders of Popular, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Popular, Inc. (the "Meeting") for the year 2003 will be held at 9:00 a.m. on Wednesday, April 30, 2003, on the third floor of the Centro Europa Building, in Santurce, Puerto Rico, to consider and act upon the following matters:

         (1) To elect five (5) directors of Popular, Inc. (the "Corporation" ) for a three-year term,

         (2) To ratify the selection of the Corporation's independent auditors for 2003;

         (3) To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. Management at present knows of no other business to be brought before the Meeting.

         Stockholders of record at the close of business on March 11, 2003, are entitled to notice of and to vote at the Meeting.

         You are cordially invited to attend the Meeting. Whether you plan to attend or not, please sign and return the enclosed proxy so that the Corporation may be assured of the presence of a quorum at the Meeting. A postage-paid envelope is enclosed for your convenience. REMEMBER THAT YOU CAN VOTE BY TELEPHONE OR BY INTERNET; FOR FURTHER DETAILS PLEASE REFER TO THE ENCLOSED PROXY CARD.

         San Juan, Puerto Rico, March 20, 2003.


                                        By Order of the Board of Directors,


                                                  SAMUEL T. CESPEDES
                                                       Secretary

CONTENTS

About the Meeting                                                           3
Principal Stockholders                                                      4
Shares Beneficially Owned by Directors and
   Executive Officers of the Corporation                                    5
Section 16 (a) Beneficial Ownership Reporting Compliance                    6
Board of Directors and Committees                                           6
      Proposal 1: Election of Directors                                     6
      Nominees for Election as Directors                                    7
      Standing Committees                                                  10
      Audit Committee Report                                               12
      Compensation of Directors                                            13
      Executive Officers                                                   13
      Family Relationships                                                 16
Proposal 2: Ratification of Selection of Auditors                          16
Executive Compensation Program- Report of the Bank's Human
   Resources and Compensation Committee on Executive Compensation          17
Executive Compensation                                                     18
      Summary Compensation Table                                           18
      Stock Option Plan                                                    19
      Profit Sharing, Benefit Restoration, Deferred Compensation
         and Retirement Plans                                              21
Popular, Inc. Performance Graph                                            23
Proposal of Security Holders to be Presented at the 2004 Annual
   Meeting of Stockholders                                                 24
Exhibit A                                                                  25
Exhibit B                                                                  31

ABOUT THE MEETING

WHO IS SOLICITING MY VOTE?

The board of directors of the Corporation is soliciting your vote at the 2003 annual meeting of Popular, Inc.'s stockholders.

WHAT WILL I BE VOTING ON?

      o   Election of directors (see page 6)

      o Ratification of PricewaterhouseCoopers LLP as the Corporation's auditors for 2003 (see page 16)

HOW MANY VOTES DO I HAVE?

You will have one vote for every share of the Corporation common stock (the "common stock") you owned on March 11 , 2003 (the record date).

HOW MANY VOTES CAN ALL STOCKHOLDERS CAST?

One vote for each of Popular, Inc. 132,576,590 shares of common stock that were outstanding on the record date. The shares covered by any proxy that is properly executed and received by management before 9:00 a.m. on the day of the Meeting will be voted.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of the votes that can be cast. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by the Corporation as members of the vote-counting committee for the meeting. We urge you to vote by proxy even if you plan to attend the annual meeting, so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

HOW DO I VOTE?

You can vote either in person at the meeting or by proxy without attending the annual meeting.

To vote by proxy, you must either

      o Fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

      o Vote by telephone (instructions are on the Proxy Card, as authorized by the Puerto Rico Corporation Law and the Bylaws of the Corporation), or

      o Vote by Internet (instructions are on the Proxy Card, as authorized by the Puerto Rico Corporation Law and the Bylaws of the Corporation).

If you want to vote in person at the annual meeting, and you hold your common stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting.

In addition to solicitation by mail, management may participate in the solicitation of Proxies by telephone, personal interviews or otherwise. The Board of Directors has engaged the firm of Georgeson & Company Inc. to aid in the solicitation of Proxies. The cost of solicitation will be borne by the Corporation and is estimated at $6,500.

To avoid delays in ballot taking and counting, and in order to assure that your Proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: upon signing a Proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the names of more than one recordholder, all should sign.

CAN I CHANGE MY VOTE?

Yes. Just send in a new proxy card with a later date, or cast a new vote by telephone or Internet, or send a written notice of revocation to the President or Secretary of Popular, Inc., P.O. Box 362708, San Juan, Puerto Rico 00936-2708, delivered before the proxy is exercised. If you attend the annual meeting and want to vote in person, you can request that your previously submitted proxy not be used.

HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

For purposes of determining a quorum, the members of the vote-counting committee will treat abstentions and brokers non-votes as shares that are present and entitled to vote. A broker non-vote results when a broker or nominee has expressly indicated in the proxy that it does not have discretionary authority to vote on a particular matter. As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholders to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. The election of directors and the ratification of independent auditors will be acted upon a majority of the votes cast. Therefore, abstentions and brokers non-votes will not have an effect on the election of directors of the Corporation, neither on the ratification of independent auditors.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

The Board of Directors does not intend to present any business at the Meeting other than that described in the Notice of Meeting. The Board of Directors at this time knows of no other matters, which may come before the Meeting. However, if any new matter requiring the vote of the stockholders are properly presented before the Meeting, proxies may be voted with respect thereto in accordance with the best judgment of Proxyholders, under the discretionary power granted by stockholders to their proxies in connection with general matters.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

WHAT SHOULD I RECEIVE?

By now you should have received the Corporation's Annual Report, including the financial statements for the year ended December 31, 2002, duly certified by PricewaterhouseCoopers LLP as independent public accountants. The Proxy Statement, the enclosed Annual Report, the Notice of Annual Meeting of Stockholders and the form of proxy are being sent to stockholders on or about March 20, 2003.

                                     * * *

PRINCIPAL  STOCKHOLDERS

     Following is the information, to the extent known by the persons on whose behalf this solicitation is made, with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's voting securities.


                                                              Amount and nature       Percent
                                                                of beneficial            of
Title of Class     Name and address of beneficial owner         ownership (1)         Class (2)
--------------     ------------------------------------       -----------------       ---------
Common             State Farm Mutual Automobile Insurance
                   Company                                      8,790,024 (3)          6.6301


(1)  As of February 28, 2003.

(2)  Based on 132,576,590 shares of common stock outstanding.

(3) On January 22, 2003 State Farm Mutual Automobile Insurance Company ("State Farm") and affiliated entities filed a joint statement on Schedule 13-G with the Securities and Exchange Commission reflecting their holdings as of December 31, 2002. According to said statement, State Farm and its affiliates might be deemed to constitute a "group" within the meaning of
     Section 13(d)(3) of the Securities Exchange Act of 1934. State Farm and its affiliates could also be deemed to be the beneficial owners of 8,790,024 shares of the Corporation. However, State Farm and each such affiliate disclaim beneficial ownership as to all shares as to which each such person has no right to receive the proceeds of sale of the shares, and also disclaim that they constitute a "group".

SHARES BENEFICIALLY OWNED BY DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION


     The following table sets forth information concerning the beneficial ownership of the Corporation's common and preferred stock as of February 28, 2003 for each director of the Corporation and each named executive officer listed in the Summary Compensation Table and the number of shares beneficially owned by all directors and executive officers of the Corporation as a group:


                                  COMMON STOCK


                                               TITLE          AMOUNT AND NATURE             OPTIONS        PERCENT OF
NAME                                          OF CLASS     OF BENEFICIAL OWNERSHIP          GRANTED         CLASS (1)
----                                          --------     -----------------------          -------         ---------
Juan J. Bermudez                               Common             574,520 (3)                 5,032           .4356
Jose B. Carrion Jr                             Common           1,014,500 (4)                 5,032           .7664
Richard L. Carrion                             Common           1,120,747 (5)                   (a)           .8424
David H. Chafey Jr.                            Common              98,331                    25,301           .0929
Antonio Luis Ferre                             Common           2,916,941 (6)                 4,833          2.1962
Hector R. Gonzalez                             Common             959,844                     5,032           .7253
Jorge A. Junquera                              Common              84,528 (7)                22,265           .0803
Manuel Morales Jr.                             Common             550,694 (8)                 5,032           .4177
Francisco M. Rexach Jr                         Common             217,203 (9)                 5,032           .1670
Felix J. Serralles Jr                          Common             429,660 (10)                5,032           .3267
Julio E. Vizcarrondo Jr.                       Common           1,289,908 (11)                5,032           .9734
Maria I. Burckhart                             Common              69,594 (12)               14,078           .0629
Roberto R. Herencia                            Common              19,261                    20,241           .0297
Larry B. Kesler                                Common              23,394                    20,241           .0328
Tere Loubriel                                  Common              11,996                    11,386           .0176
Emilio Pinero                                  Common              39,751                    12,941           .0396
Brunilda Santos                                Common               6,331                    11,386           .0133
Carlos J. Vazquez                              Common             107,720 (13)               18,976           .0952
Felix M.Villamil                               Common               4,124                     6,893           .0083
All Directors and Executive Officers
of the Corporation and its subsidiaries
as a group (19 persons)                        Common           9,539,047                   203,765          7.3235

                                 PREFERRED STOCK

                                               TITLE          AMOUNT AND NATURE            PERCENT OF
NAME                                          OF CLASS     OF BENEFICIAL OWNERSHIP          CLASS (2)
----                                          --------     -----------------------          -------
Hector R. Gonzalez                             Preferred          40,000                     .0062
Richard L. Carrion                             Preferred           7,156  (14)               .0011
Manuel Morales Jr.                             Preferred           6,000  (15)               .0009
Julio E. Vizcarrondo Jr.                       Preferred           7,272  (16)               .0011
All Directors and Executive Officers of
the Corporation as a group (5 persons)         Preferred          60,544                     .0093


(1) For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of a security if that person has the right to acquire beneficial ownership of such security within 60 days. As of February 28, 2003, there were 132,576,590 shares of common stock outstanding and 458,579 common shares issuable upon the exercise of currently exercisable, but unexercised stock options, held by directors and executive officers.

(2)  Based on 6,500,000 shares of preferred stock outstanding.

(3) Excludes 15,603 shares owned by his wife, as to which Mr. Bermudez disclaims beneficial ownership.

(4) Mr. Carrion Jr. owns 708,542 shares, has voting power over 514 shares owned by his daughter and has voting and investment power over 292,606 shares owned by Collosa Corporation which he owns. Excludes 15,808 shares owned by his wife to which he disclaims beneficial ownership. Junior Investment Corporation owns 4,426,846 shares of the Corporation. Mr. Carrion Jr. owns .29% of the shares of said corporation.

(5) Mr. Carrion owns 303,706 shares and also has indirect investment power over 25,078 shares owned by his children. Junior Investment Corporation owns 4,426,846 shares of the Corporation. Mr. Carrion owns 17.89% of the shares of said corporation.

(6) Mr. Ferre has direct or indirect investment and voting power over 2,916,941 shares of the Corporation. Mr. Ferre owns 3,879 shares and has indirect investment and voting power over 3,200 shares owned by South Management, Inc. and 400 shares owned by his wife. Mr. Ferre owns 51% of Ferre Investment Fund, Inc., which owns 1,477,854 shares of the Corporation. Ferre Investment Fund, Inc. in turn owns 90% of El Dia, Inc., which owns 1,431,608 shares of the Corporation.

(7) Mr. Junquera owns 79,570 shares and has indirect investment power over 4,958 shares owned by his son and daughter.

(8) Mr. Morales owns 125,694 shares and has voting power over 425,000 shares owned by his parents, as their attorney-in-fact.

(9) Mr. Rexach owns 102,403 shares and has indirect voting power over 95,800 shares owned by his mother, as her attorney-in-fact, and over 19,000 shares held by Capital Assets, Inc. as President and shareholder.

(10) Mr. Serralles owns 226,752 shares, and has indirect voting power over 10,292 shares owned by his wife. Mr. Serralles owns 100% of the shares of Capitanejo, Inc. and Fao Investments, Inc., which own 117,020 and 5,596 shares, respectively, of the Corporation and has indirect ownership of 70,000 shares owned by Destileria Serralles, Inc.

(11) Mr. Vizcarrondo owns 214,284 shares and has indirect voting power over 190,823 shares owned by his wife. Mr. Vizcarrondo's wife owns 18.18% of the shares of Junior Investment Corporation, which owns 4,426,846 shares of the Corporation. Mr. Vizcarrondo has indirect voting and investment power over 1,444 shares held in trust by Vicar Enterprises, Inc. for the benefit of his children, for which he disclaims beneficial ownership. Mr. Vizcarrondo also disclaims beneficial ownership over 143,503 shares owned by DMI Pension Trust, where he serves as trustee and member of the investment committee. There are 120,000 shares belonging to the estate of Mr. Julio Vizcarrondo, Sr., over which Mr. Vizcarrondo Jr. has investment power, but disclaims beneficial ownership, except for 80,000 shares which Mr. Vizcarrondo Jr. will inherit once the estate is divided and distributed.

(12) Mrs. Burckhart owns 66,376 shares and has investment and voting power over 3,218 held by her husband as custodian for her daughters.

(13) Mr. Vazquez owns 13,921 shares and has investment authority over 93,799 shares held by various family members.

(14) Junior Investment Corporation owns 40,000 preferred shares of the Corporation. Mr. Carrion owns 17.89% of the shares of said corporation.

(15) Mr. Morales owns 4,000 preferred shares and has investment authority over 2,000 preferred shares owned by his wife.

(16) Mr. Vizcarrondo's wife owns 18.18% of the shares of Junior Investment Corporation, which owns 40,000 preferred shares of the Corporation. Mr. Vizcarrondo disclaims beneficial ownership over 8,000 preferred shares of the Corporation owned by DMI Pension Trust, where he serves as trustee and member of the investment committee.

(a)  See note (d) on page 19.

SECTION 16(A)  BENEFICIAL OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers to file with the Securities and Exchange Commission (SEC) reports of ownership and changes in ownership of common stock of the Corporation. Officers and directors are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to the Corporation or written representations that no other reports were required, the Corporation believes that, with respect to 2002, all filing requirements applicable to its officers and directors were complied with except for one report, covering one transaction, filed late by Messrs. Juan J. Bermudez and Antonio Luis Ferre, directors of the Corporation.


BOARD OF DIRECTORS AND COMMITTEES;

PROPOSAL 1:  ELECTION OF DIRECTORS


     The Certificate of Incorporation and the Bylaws of the Corporation establish a classified Board of Directors pursuant to which the Board of Directors is divided into three classes as nearly equal in number as possible, with each class having at least three members and with the term of office of one class expiring each year. Each director serves for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected or until his successor has been elected and qualified.

     At the Meeting, five (5) directors assigned to "Class 1" are to be elected to serve until the 2006 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The remaining seven directors of the Corporation will serve as directors, as follows: until the 2004 Annual Meeting of Stockholders of the Corporation, in the case of those four directors assigned to "Class 2", and until the 2005 Annual Meeting of Stockholders, in the case of those three directors assigned to "Class 3", or in each case until their successors are elected and qualified.

     The people named as proxies in the accompanying Form of Proxy have advised the Corporation that, unless otherwise instructed, they intend to vote at the Meeting the shares covered by the proxies FOR the election of the five nominees named below, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares FOR the election of such substitute nominees as the Board of Directors may propose. The Corporation has no knowledge that any nominee will become unavailable for election.

     Information relating to principal occupation, business experience and directorship during the past five (5) years (including position held with the Corporation or Banco Popular de Puerto Rico (the "Bank")), age and the period during which each director has served is set forth below.

     The Board of Directors of the Corporation met on a monthly basis during 2002. All directors except Messrs. Antonio Luis Ferre and Felix J. Serralles Jr. attended 75% or more to the meetings of the Board of Directors and the committees of the Board of Directors on which such directors served.


                       NOMINEES FOR ELECTION AS DIRECTORS
                                CLASS 1 DIRECTORS
                            (TERMS EXPIRING IN 2006)


                                        PRINCIPAL OCCUPATION, BUSINESS
NAME AND AGE                            EXPERIENCE AND DIRECTORSHIPS
------------                            ----------------------------------------

JUAN J. BERMUDEZ: (65 YEARS)
                                        o  Electrical Engineer.
                                        o  Partner of Bermudez and Longo, S.E.,
                                           Decemcor, S.E., Unicenter, S.E.,
                                           Unigardens, S.E. and PCME Commercial,
                                           S.E.
                                        o  Principal Stockholder and Director of
                                           BL Management, Corp., PCME Develop-
                                           ment, Corp., G.S.P. Corp.,
                                           Unimanagement Corp., LBB Properties,
                                           Inc., Homes Unlimited Corp.,
                                           Desarrollos Inmobiliarios de Hato
                                           Tejas, Inc. and PS4 Corp.
                                        o  Chairman of the Trust Committee of
                                           the Bank.
                                        o  Director of the Bank, Popular
                                           Securities, Inc., Popular Auto, Inc.,
                                           Popular Finance, Inc. and Popular
                                           Mortgage, Inc.
                                        o  Director of the Corporation since
                                           1990.

RICHARD L. CARRION: (50 YEARS)

                                        o  Chairman, President and Chief
                                           Executive Officer (CEO) of the
                                           Corporation and the Bank.
                                        o  Chairman of Popular International
                                           Bank, Inc., Popular North America,
                                           Inc., Banco Popular North America,
                                           Popular Cash Express, Inc., Banco
                                           Popular, National Association and
                                           Popular FS, LLC.
                                        o  Chairman of the Board of Trustees of
                                           Fundacion Banco Popular, Inc.
                                        o  Member of the International Olympic
                                           Committee, the Finance Commission and
                                           the TV & Internet Rights Commission
                                           since January 2002.
                                        o  President of the Puerto Rico Olympic
                                           Trust and Member of the Puerto Rico
                                           Olympic Committee.
                                        o  Member of the Board of Trustees of
                                           the Puerto Rico Committee for
                                           Economic Development.
                                        o  Member of the Board of Directors, the
                                           Benefits & Human Resources Committee
                                           and the Public Policy Committee of
                                           Verizon Communications (a registered
                                           public company).
                                        o  Member of the Board of Directors and
                                           Compensation and Benefits Committee
                                           of American Home Products Corporation
                                           (a registered public company).
                                        o  Member of the Board of Directors of
                                           Telecomunicaciones de Puerto Rico,
                                           Inc.(TELPRI)
                                        o  Member of the Board of Directors and
                                           Compensation and Benefits Committee
                                           of Wyeth (a registered public
                                           company) since August 2002.

                                        PRINCIPAL OCCUPATION, BUSINESS
(CONT.) NAME AND AGE                    EXPERIENCE AND DIRECTORSHIPS
--------------------                    ----------------------------------------

RICHARD L. CARRION: (50 YEARS)

                                        o  Former Chairman and President of
                                           Puerto Rico Investors Tax-Free Fund,
                                           Inc. I, II, III, IV, V (1994 to
                                           December 1998) and of Puerto Rico
                                           Tax-Free Target. Maturity Fund, Inc.
                                           I (1996 to December 1998) and II
                                           (1997 to December 1998).
                                        o  Former Chairman and President of
                                           Puerto Rico Investors Flexible
                                           Allocation Fund (December 1998 to
                                           January 1999).
                                        o  Former Member of the Board of the
                                           National Museum of American History,
                                           Smithsonian Institution (November
                                           1997 to December 1998).
                                        o  Director of Equity One, Inc., Popular
                                           Finance, Inc., Popular Auto, Inc.,
                                           Popular Mortgage, Inc., Popular
                                           Securities, Inc., Popular Insurance,
                                           Inc. and GM Group, Inc.
                                        o  Director of the Corporation since
                                           1990.

JORGE A. JUNQUERA: (54 YEARS)

                                        o  Chief Financial Officer of the
                                           Corporation and the Bank.
                                        o  Supervisor of the Financial
                                           Management Group.
                                        o  Supervisor of the U.S. Operations
                                           from January 1996 to December 2001.
                                           Supervisor of the Caribbean and Latin
                                           America Expansion Group since January
                                           1996.
                                        o  Senior Executive Vice President since
                                           October 1995.
                                        o  President and Director of Popular
                                           International Bank, Inc. and Popular
                                           North America, Inc. since January
                                           1996.
                                        o  Chairman of the Board of Popular
                                           Securities, Inc.
                                        o  Director of Popular Mortgage, Inc.,
                                           Popular Finance, Inc. and Popular
                                           Auto, Inc. until December 1998
                                        o  Director of the Bank until April 2000
                                           and from 2001 to present.
                                        o  President of Banco Popular North
                                           America until December 2001.
                                        o  Director of Puerto Rico Tourism
                                           Company until April 2000.
                                        o  President of Hotel Development Co.
                                           until April 2000.
                                        o  Director of PRISMA: El Exploratorio
                                           Inc. until April 2000.
                                        o  Director of YMCA since 1988.
                                        o  President of Banco Popular, National
                                           Association.
                                        o  Director of Equity One, Inc., Popular
                                           Cash Express, Inc., Popular FS, LLC,
                                           Popular Leasing USA, Inc. and of
                                           Banco Popular North America.
                                        o  Director of Banco Hipotecario
                                           Dominicano and Contado, S.A.
                                        o  Director of New America Alliance (a
                                           registered public company) and
                                           Virtual, Inc. (an internet company)
                                        o  Director of La Familia Catolica por
                                           la Familia en las Americas since
                                           2001.
                                        o  Director of the Corporation since
                                           1990.

FRANCISCO M. REXACH JR.: (65 YEARS)

                                        o  President of Capital Assets, Inc. and
                                           of Rexach Consulting Group.
                                        o  Chairman of Chamaleon Fitness
                                           Systems, Inc.
                                        o  Chairman of the Human Resources and
                                           Compensation Committee of the Bank.
                                        o  Director of the Bank, Popular
                                           International Bank, Inc., Popular
                                           North America, Inc., Banco Popular
                                           North America, Popular Cash Express,
                                           Inc. and Equity One, Inc.
                                        o  Director of the Corporation since
                                           1990.

FREDERIC V. SALERNO: (59 YEARS)

                                        o  Vice Chairman and Chief Financial
                                           Officer of Verizon Communications,
                                           Inc. until September 2002.
                                        o  Vice Chairman-Finance and Business
                                           Development of NYNEX from March 1994
                                           through August 1997.
                                        o  Director of Avnet, Inc., Akamai
                                           Technologies, Inc., Bear Stearns &
                                           Co., Inc., Consolidated Edison, Inc.,
                                           Dunn & Bradstreet Corporation, Lynch
                                           Interactive Corporation and Viacom,
                                           Inc. (registered public companies).

                                        PRINCIPAL OCCUPATION, BUSINESS
NAME AND AGE                            EXPERIENCE AND DIRECTORSHIPS
------------                            ----------------------------------------

                                CLASS 3 DIRECTORS
                            (TERMS EXPIRING IN 2005)

DAVID H. CHAFEY JR.: (49 YEARS)
                                        o  Supervisor of the Bank's Retail
                                           Banking Group since January 1996.
                                        o  Senior Executive Vice President since
                                           October 1995.
                                        o  Senior Executive Vice President of
                                           Popular International Bank, Inc. and
                                           Popular North America, Inc.
                                        o  Chairman of the Board of Popular
                                           Finance, Inc.
                                        o  Chairman and President of Puerto Rico
                                           Investors Tax-Free Fund, Inc. I, II,
                                           III, IV, V, VI, of Puerto Rico
                                           Tax-Free Target Maturity Fund, Inc. I
                                           and II and of Puerto Rico Investors
                                           Flexible Allocation Fund since
                                           January 1999.
                                        o  Member of the San Jorge Children's
                                           Research Foundation, Inc.
                                        o  President of the Puerto Rico Bankers
                                           Association until October 2002.
                                        o  Director of Visa International for
                                           the Caribbean and Latin America.
                                        o  Director of Equity One, Inc. and
                                           Banco Popular North America until
                                           December 1999.
                                        o  Director of Grupo Guayacan, Inc.
                                        o  Director of the Bank, Popular
                                           Mortgage, Inc., Popular Auto, Inc.,
                                           GM Group, Inc., Banco Popular,
                                           National Association, Popular
                                           Insurance, Inc. and Popular
                                           Securities, Inc.
                                        o  Director of the Corporation since
                                           1996.

ANTONIO LUIS FERRE: (69 YEARS)

                                        o  Chairman of the Board of Puerto Rican
                                           Cement Co., Inc. (a registered public
                                           company), manufacturers of cement and
                                           allied products, until June 2002.
                                        o  Chairman of the Board and Editor of
                                           El Dia, Inc. and of Editorial Primera
                                           Hora, Inc., newspaper publishing
                                           companies.
                                        o  Chairman of the Board of Ferre
                                           Investment Fund, Inc.
                                        o  Vice Chairman of the Board of
                                           Directors of the Corporation.
                                        o  Vice Chairman of the Board of
                                           Directors of the Bank from 1991 to
                                           2001.
                                        o  Director of the Corporation since
                                           1984.

FELIX J. SERRALLES JR.: (68 YEARS)

                                        o  President and Chief Executive Officer
                                           of Destileria Serralles, Inc.,
                                           manufacturers and distributors of
                                           distilled spirits, and of its
                                           affiliate Mercedita Leasing, Inc.
                                        o  Director of the Bank, Popular
                                           International Bank, Inc., Popular
                                           North America, Inc., Banco Popular
                                           North America, Popular Cash Express,
                                           Inc. and Equity One, Inc.
                                        o  Director of the Corporation since
                                           1984.

                                CLASS 2 DIRECTORS
                            (TERMS EXPIRING IN 2004)

JOSE B. CARRION JR.: (66 YEARS)

                                        o  President of Collosa Corporation.
                                        o  Former President and Chief Executive
                                           Officer ("CEO") of Barros & Carrion
                                           from 1992 to 1999.
                                        o  Director of the Bank since April
                                           2000.
                                        o  Director of the Corporation since
                                           2001.

                                        PRINCIPAL OCCUPATION, BUSINESS
NAME AND AGE                            EXPERIENCE AND DIRECTORSHIPS
------------                            ----------------------------------------

HECTOR R. GONZALEZ: (69 YEARS)
                                        o  President and Chief Executive Officer
                                           of Ventek Group, Inc., and investor
                                           in broadband and information
                                           technology businesses.
                                        o  Director of the Bank, Popular
                                           Finance, Inc., Popular Mortgage,
                                           Inc., Popular Auto, Inc. and Popular
                                           Securities, Inc.
                                        o  Director of the Corporation since
                                           1984.

MANUEL MORALES JR.: (57 YEARS)

                                        o  President of Parkview Realty, Inc.,
                                           the Atrium Office Center, Inc., HQ
                                           Business Center P.R., Inc. and
                                           ExecuTrain of Puerto Rico.
                                        o  Honorary General Consul of Japan in
                                           San Juan, Puerto Rico.
                                        o  Member of the Board of Trustees of
                                           Sacred Heart University in San Juan,
                                           Puerto Rico, of the Caribbean
                                           Environmental Development Institute
                                           and of Fundacion Angel Ramos, Inc.
                                        o  Member of the National Advisory
                                           Council-United States Small Business
                                           Administration.
                                        o  Member of the Board of Directors of
                                           Consular Corps College of the USA.
                                        o  Member of the Board of Trustees of
                                           Fundacion Banco Popular, Inc.
                                        o  Chairman of the Audit Committee of
                                           the Corporation and the Bank.
                                        o  Director of the Bank.
                                        o  Director of the Corporation since
                                           1990.

JULIO E. VIZCARRONDO JR.: (68 YEARS)

                                        o  Civil Engineer.
                                        o  President, Partner and Chief
                                           Executive Officer of Desarrollos
                                           Metropolitanos, S.E., VMV Enterprises
                                           Corp., Resort Builders, S.E.,
                                           Metropolitan Builders, S.E,
                                           Institutional Builders, S.E.,
                                           Omega-Vistamar, S.E. and MH Office
                                           Building Corp., corporations engaged
                                           in the development and construction
                                           of residential, commercial,
                                           industrial and institutional projects
                                           in Puerto Rico.
                                        o  Chairman of the Commercial Credit
                                           Committee of the Bank.
                                        o  Director of the Bank, Popular
                                           International Bank, Inc., Popular
                                           North America, Inc., Banco Popular
                                           North America, Popular Cash Express,
                                           Inc. and Equity One, Inc.
                                        o  Director of the Corporation since
                                           1990.


STANDING  COMMITTEES

     The Corporation's Board of Directors (the "Board") has standing Audit, Risk Management, Corporate Governance and Nominating, and Compensation Committees. The Corporate Governance and Nominating and Compensation Committees were approved by the Board on December 11, 2002 and will hold their first meeting on April 2003. The Board of Directors of the Bank, the principal subsidiary of the Corporation, has a standing Human Resources and Compensation Committee. The Human Resources and Compensation Committee will review compensation matters for the Corporation until the first meeting of the Compensation Committee on April 2003. Nominations will be made by an Ad Hoc Corporate Governance Committee ("Ad Hoc Committee") and approved by the Board until the first meeting of the Corporate Governance and Nominating Committee on April 2003. The Ad Hoc Committee is composed of the outside directors Messrs. Francisco M. Rexach Jr., Felix J. Serralles Jr., Jose B. Carrion Jr., Julio E. Vizcarrondo Jr.; one retired outside director Alfonso Ballester; and an inside director, the CEO and President Richard L. Carrion.

COMPENSATION COMMITTEE

   The Compensation Committee consists of three or more members of the Board, each of whom the Board has determined has no material relationship with the Corporation and each of whom is otherwise "independent" under the rules of the National Association of Securities Dealers. The Compensation Committee will meet at least three times a year. In April 2003, the Board will appoint the members of the Compensation Committee. The purpose of the Compensation Committee is to discharge the Board's responsibilities (subject to review by the full Board) relating to compensation of the Corporation's senior executives and to produce an annual report on executive compensation for inclusion in the Corporation's proxy statement, in accordance with the rules and regulations of the Securities and Exchange Commission.

  The duties and responsibilities of the Compensation Committee include, among other the following:

     o consult with senior management, to establish the Corporation's general compensation philosophy, and oversee the development and implementation of compensation programs;

     o review and approve the corporate goals and objectives relevant to the compensation of the CEO;

     o evaluate the performance of the CEO in light of those goals and objectives;

     o set the CEO's compensation level based on this evaluation;

     o review and approve compensation programs applicable to executive officers of the Corporation;

     o and make recommendations to the Board with respect to the Corporation's incentive compensation plans and equity-based plans, oversee the activities of the individuals and committees responsible for administering these plans and discharge any responsibilities imposed on the Committees by any of these plans.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

     The Corporate Governance and Nominating Committee consists of three or more members of the Board, each of whom the Board will determine has no material relationship with the Corporation and each of whom is otherwise "independent" under the rules of the National Association of Securities Dealers. The Corporate Governance and Nominating Committee will meet at least four times a year. In April 2003, the Board will appoint the members of the Corporate Governance and Nominating Committee. The purpose of the Corporate Governance and Nominating Committee is as follows:

     o identify and recommend individuals to the Board for nomination as members of the Board and its committees;

     o identify and recommend individuals to the Board for nomination as CEO and Chairman of the Corporation;

     o promote the effective functioning of the Board and its committees;

     o and develop and recommend to the Board a set of corporate governance principles applicable to the Corporation.

     The Corporate Governance and Nominating Committee will consider nominees recommended by shareholders. Shareholders who wish to submit nominees for director for consideration by the Corporate Governance and Nominating Committee for election at the Corporation's 2004 annual meeting of shareholders may do so by submitting in writing such nominees' names and a brief description of the nominees' judgment, skills, diversity, and experiences with businesses and other organizations to the Secretary of the Board of Directors at Popular, Inc., 209 Munoz Rivera Avenue, Hato Rey, Puerto Rico, 00918 between December 1, 2002 and November 29, 2003.

     The Board has approved Corporate Governance Guidelines which are included in this document as Exhibit B.

AUDIT COMMITTEE REPORT

AUDIT COMMITTEE

     The Audit Committee shall consist of at least three members of the Board. The members of the Audit Committee shall each have been determined by the Board to be "independent" under the standards of the National Association of Securities Dealers. Currently, the Audit Committee is comprised of five outside directors. The Audit Committee held seven meetings during the fiscal year ended December 31, 2002.

     The Audit Committee is responsible for assisting the Board in its oversight of the accounting and financial reporting processes of the Corporation, as well as the oversight of the audits of the financial statements of the Corporation. The Committee operates pursuant to a Charter that was last amended and restated by the Board on January 16, 2003 and included in this document as Exhibit A.

     In the performance of its oversight function, the Committee has considered and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2002 with management and PricewaterhouseCoopers LLP, the Corporation's independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. Finally, the Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), as currently in effect, has considered whether the provision of non-audit services by the independent accountants to the Corporation is compatible with maintaining the accountants' independence, and has discussed with the independent accountants the accountants' independence from the Corporation and its management. These considerations and discussions, however, do not assure that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     As set forth in the Charter, the management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Furthermore, management and the Internal Audit Division are responsible for maintaining appropriate accounting and financial reporting principles and policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. PricewaterhouseCoopers LLP, the Corporation's independent public accountants, are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America.

     The members of the Audit Committee are not engaged professionally in the practice of auditing or accounting and are not employees of the Corporation. The Corporation's management is responsible for its accounting, financial management and internal controls. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures to set auditor independence standards. Moreover, the Committee relies on and makes no independent verification of the facts presented to it and representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     Based on the Audit Committee's consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

Submitted by:
   Juan J. Bermudez                     Francisco M. Rexach Jr.
   Hector R. Gonzalez                   Felix J. Serralles Jr.
   Manuel Morales Jr. (Chairman)
   Alberto M. Paracchini *

 * A member until April 30, 2002.

HUMAN RESOURCES AND COMPENSATION COMMITTEE

     The functions of the Human Resources and Compensation Committee include reviewing the compensation and benefits of management and employees, reviewing the policies related to the performance and compensation of management and employees, and reviewing the long-range planning for executive development and succession. The Committee held three meetings during the fiscal year ended December 31, 2002.

     The Committee members during 2002 were: Francisco J. Carreras, Maria Luisa Ferre, Hector R. Gonzalez, Alberto M. Paracchini, Francisco M. Rexach Jr. and Juan J. Bermudez. Also, J. Adalberto Roig Jr. was member of the Committee until April 30, 2002. None of the members of the Committee are officers or employees of the Corporation or any of its subsidiaries.


COMPENSATION OF DIRECTORS

     On February 15, 2001 the Corporation suspended the Stock Deferment Plan it had maintained for directors who are not employees of the Corporation. In lieu thereof, on March 7, 2001 outside directors of the Corporation and the Bank became eligible to receive stock options pursuant to the 2001 Stock Option Plan (the "2001 Option Plan"). The 2001 Option Plan award is made quarterly on February, May, August and November of each year. The amount of stock options granted is equal to the quotient (rounded to the nearest whole share) of (x) 6,250 and (y) the value of the option based on the closing price of the common stock of the Corporation of the date granted. Option values on the grant dates were determined by using the Black-Scholes Option Valuation Model. Each director has been granted options to purchase the shares of stock of the Corporation. Grants are made quarterly. The options granted shall, subject to early vesting provision of the Plan, become exercisable, with respect to 20% of the shares on each anniversary of the date of grant and remain exercisable until the 10th anniversary of the grant.

     In addition, directors receive $1,000 for attending each Board meeting and $500 for attending each committee meeting. Directors who are employees of the Corporation do not receive fees for attending Board and committee meetings.

EXECUTIVE OFFICERS

     The following information sets forth the names of the executive officers (the "Executive Officers") of the Corporation including their age, business experience and directorships during the past five (5) years and the period during which each such person has served as an Executive Officer of the Corporation or the Bank.


BUSINESS EXPERIENCE
NAME AND AGE                            AND DIRECTORSHIPS
-------------------                     -----------------

RICHARD L. CARRION: (50 YEARS)

                                        o  Chairman, President and CEO of the
                                           Corporation.
                                        o  Executive Officer of the Corporation
                                           since 1990.
                                        o  For information about principal
                                           occupation, business experience and
                                           directorships during the past five
                                           years please refer to the Board of
                                           Directors section.

JORGE A. JUNQUERA: (54 YEARS)

                                        o  Senior Executive Vice President of
                                           the Corporation.
                                        o  Executive Officer of the Corporation
                                           since 1990.
                                        o  For information about principal
                                           occupation, business experience and
                                           directorships during the past five
                                           years please refer to the Board of
                                           Directors section.

DAVID H. CHAFEY JR.: (49 YEARS)

                                        o  Senior Executive Vice President of
                                           the Corporation.
                                        o  Executive Officer of the Corporation
                                           since 1990.
                                        o  For information about principal
                                           occupation, business experience and
                                           directorships during the past five
                                           years please refer to the Board of
                                           Directors section.

                                                 BUSINESS EXPERIENCE
NAME AND AGE                                     AND DIRECTORSHIPS
------------                                     -----------------

MARIA I. BURCKHART: (54 YEARS)

                           o Executive Vice President of the Corporation.
                           o Executive Officer of the Corporation since 1990.
                           o Supervisor of the Administration Group.
                           o Executive Vice President of the Bank since January
                             1990.
                           o Executive Vice President of Popular International
                             Bank, Inc. and Popular North America, Inc.
                           o Member of the Board of Trustees of Fundacion Banco
                             Popular, Inc.
                           o Member of the Board of Directors of Fundacion Ana
                             G. Mendez and of Puerto Rico Community Foundation.
                           o Secretary of the Board of Directors of the Bankers
                             Club since 1998.
                           o Member of the Board of Directors of the Puerto Rico
                             Convention Bureau from 1993 through October 1998.


CARLOS COLINO MARTINEZ: (56 YEARS)

                           o Executive Vice President of the Corporation since
                             August 2002.
                           o Chairman and Chief Executive Officer of GM Group,
                             Inc. since August 2002.
                           o Chief Executive Officer of E-Global, provider of
                             payment system and electronic banking, from February 1998 through July 2002.

ROBERTO R. HERENCIA: (43 YEARS)

                           o Executive Vice President of the Corporation.
                           o Executive Officer of the Corporation since 1997.
                           o Head of the Corporation's U.S. business expansion.
                           o President and Director of Banco Popular North
                             America.
                           o Executive Vice President of the Bank since January
                             1997.
                           o Director of Popular International Bank, Inc.,
                             Popular North America, Inc., Popular Cash Express, Inc., Banco Popular, National Association, Equity One, Inc., Popular Leasing USA, Inc. and Popular FS, LLC.
                           o Chairman of the Board of Directors of Popular
                             Insurance Agency USA, Inc.
                           o Member of the Board of Directors of the
                             ServiceMaster Company (a registered public company)

LARRY B. KESLER: (65 YEARS)

                           o Executive Vice President of the Corporation.
                           o Executive Officer of the Corporation since 1990.
                           o Supervisor of the Consumer Credit Group and the
                             Virgin Islands Region.
                           o Executive Vice President of the Bank since January
                             1990.
                           o Chairman of the Board of Directors of Equity One,
                             Inc., Popular Auto, Inc., Popular Mortgage, Inc. and Popular Insurance, Inc.
                           o Executive Vice President of Popular International
                             Bank, Inc. and Popular North America, Inc.
                           o Director of Popular Finance, Inc., Banco Popular,
                             National Association and Popular FS, LLC.
                           o Mr. Larry B. Kesler retired on December 31, 2002.

TERE LOUBRIEL: (50 YEARS)

                           o Executive Vice President of the Corporation since
                             February 2001.
                           o Director of Human Resources since April 2000.
                           o Year 2000 Office Manager of the Corporation from
                             December 1997 to 2000.

                                                 BUSINESS EXPERIENCE
NAME AND AGE                                     AND DIRECTORSHIPS
------------                                     -----------------

EMILIO E. PINERO: (54 YEARS)

                           o Executive Vice President of the Corporation.
                           o Executive Officer of the Corporation since 1990.
                           o Supervisor of the Commercial Banking Group.
                           o Executive Vice President of the Bank since January
                             1990.
                           o Director of Popular Mortgage, Inc. and Popular
                             Auto, Inc.
                           o Executive Vice President of Popular International
                             Bank, Inc. and Popular North America, Inc.
                           o Member of the Board of Trustees Fundacion Luis
                             Munoz Marin and Fundacion del Colegio de CPA de Puerto Rico.
                           o Member of the Board of Directors of Consejo de
                             Desarrollo Ocupacional y Recursos Humanos.


BRUNILDA SANTOS DE ALVAREZ: (44 YEARS)

                           o Executive Vice President of the Corporation since
                             February 2001.
                           o Senior Vice President from March 1996 until January
                             2001.
                           o General Counsel of the Corporation since 1997.
                           o Secretary of the Board of Directors of Popular
                             International Bank, Inc., Banco Popular North America, GM Group, Inc., Popular Cash Express, Inc., Banco Popular, National Association, Popular Insurance, Inc., Popular Securities, Inc., Levitt Mortgage Corporation, Popular Insurance Agency USA, Inc., Popular Mortgage, Inc. and Popular North America, Inc.
                           o Secretary of the Board of Directors of Puerto Rico
                             Investor Tax Free Fund, Inc. I, II, III, IV, V, VI, of Puerto Rico Tax Free Target Maturity Fund,
                             Inc. I and II, and of Puerto Rico Investors
                             Flexible Allocation Fund, Inc.
                           o Assistant Secretary of the Board of Directors of
                             the Corporation and the Bank since May 1994.
                           o Assistant Secretary of the Board of Directors of
                             Equity One, Inc., Popular Auto, Inc. and Popular
                             Finance, Inc.
                           o Member of the Board of Regents, Colegio
                             Puertorriqueno de Ninas, since June 2002.

CARLOS J. VAZQUEZ: (44 YEARS)

                           o Executive Vice President of the Corporation.
                           o Executive Officer of the Corporation since 1997.
                           o Supervisor of the Corporation's Risk Management
                             Group.
                           o Executive Vice President of the Bank since March
                             1997.
                           o Director of Popular Securities, Inc.

FELIX M. VILLAMIL: (41 YEARS)

                           o Executive Vice President of the Corporation since
                             April 2002.
                           o Supervisor of the Operations Group since April
                             2002.
                           o Supervisor of the Bank's Ponce Region from April
                             2001 until December 2001.
                           o Supervisor of the Credit Risk Management Division
                             of the Bank from 1997 through March 2001.

                                                 BUSINESS EXPERIENCE
NAME AND AGE                                     AND DIRECTORSHIPS
------------                                     -----------------

SAMUEL T. CESPEDES: (66 YEARS)


                           o Secretary of the Board of Directors.
                           o Attorney-at-Law.
                           o Proprietary partner of the law firm McConnell
                             Valdes.
                           o Secretary of the Board of Directors of the
                             Corporation and the Bank since 1991.
                           o Secretary of the Board of Directors of Popular
                             Auto, Inc. and Popular Finance, Inc.

                                      ***

FAMILY RELATIONSHIPS

     Mr. Richard L. Carrion, Chairman of the Board, President and CEO of the Corporation and the Bank, is brother-in-law of Mr. Julio E. Vizcarrondo Jr.

OTHER RELATIONSHIPS, TRANSACTIONS AND EVENTS

     During 2002 the Bank engaged the legal services of the law firm of McConnell Valdes of which Mr. Samuel T. Cespedes, Secretary of the Board of Directors of the Corporation and the Bank is a partner. The amount of fees paid to McConnell Valdes for fiscal year 2002 amounted to $638,000. The Corporation also engaged, in the ordinary course of business, the legal services of Pietrantoni, Mendez & Alvarez, LLP of which Mr. Ignacio Alvarez and Mr. Antonio Santos, husband and brother, respectively, of Mrs. Brunilda Santos de Alvarez, Executive Officer of the Corporation since February 2001, are partners. The amount of fees paid to Pietrantoni, Mendez & Alvarez for fiscal year 2002 amounted to $634,000.

     The Bank has had loan transactions with the Corporation's directors and officers, and with their associates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms as those prevailing for comparable loan transactions with other people and subject to the provisions of the Banking Act of the Commonwealth of Puerto Rico and the applicable federal laws and regulations. The extensions of credit have not involved and do not currently involve more than normal risks of collectibility or other unfavorable features.

                                      ***

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS

     The Board intends to retain the services of PricewaterhouseCoopers LLP as the independent public accountants of the Corporation for the year 2003. PricewaterhouseCoopers LLP served as independent public accountants of the Bank since 1971 and of the Corporation since May 1991, when it was appointed by the Board.

     Neither our certificate of incorporation nor by-laws requires that the shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP, but may retain such independent auditors. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Corporation and its shareholders.


     Representatives of PricewaterhouseCoopers LLP will attend the Meeting and will be available to respond to any appropriate questions that may arise; they will also have the opportunity to make a statement if they so desire.

     The selection of PricewaterhouseCoopers LLP as the Corporation's auditors must be ratified by a majority of the votes cast at the Meeting.

     The Board recommends that you vote FOR ratification of PricewaterhouseCoopers LLP as the Corporation's independent auditors for 2003.

DISCLOSURE OF AUDITORS' FEES

     The following is a description of the fees billed to the Corporation by PricewaterhouseCoopers LLP during the year ended December 31, 2002:

AUDIT FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP, for the year ended December 31, 2002, for professional services rendered for the audit of the Corporation's annual financial statements for that fiscal year and for the reviews of the financial statements included in the Corporation's quarterly reports on Form 10-Q for that fiscal year were $1,190,490.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed to the Corporation for the year ended December 31, 2002 by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation.

ALL OTHER FEES

     The aggregate fees billed for services rendered to the Corporation by PricewaterhouseCoopers LLP, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the year ended December 31, 2002 were $972,626. This amount includes other audits and assurance services fees of $435,569, tax related services of $455,557 and $81,500 in other services. The Audit Committee has considered that the provision of the services covered by this paragraph is compatible with maintaining the independence of the independent public accountants of the Corporation.

                                      ***

EXECUTIVE COMPENSATION PROGRAM

REPORT OF THE BANK'S HUMAN RESOURCES AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW


     The Bank's Human Resources and Compensation Committee (the "Human Resources Committee") consists of six non-employee directors of the Bank. The Committee endeavors to keep abreast of competitive compensation practices with regard to salaries, incentive compensation and supplemental programs in order to assist the Corporation in attracting and retaining the most qualified executive officers whose contributions and experience help the Corporation sustain growth, thereby enhancing shareholders' value. They also oversee the general human resources and compensation practices of the Corporation.

     The Human Resources Committee evaluates and recommends to the Board the Corporation's compensation policy for the Chairman of the Board, President and CEO and the Executive Officers. They consider, among other factors, competitive pay practices for developing a stronger relationship between executive compensation and the Bank's long-term performance. The executive compensation program for principal officers of the Corporation's subsidiaries is set according to the industry and geographical area in which each operates and is approved by the Board of Directors of each respective subsidiary.

CHAIRMAN OF THE BOARD, PRESIDENT AND CEO AND EXECUTIVE OFFICERS

     On an annual basis, Mr. Carrion submits to the Human Resources Committee a plan setting forth both quantitative and qualitative goals for the fiscal year, and objectives for the medium and long-term. In evaluating and setting compensation, the Human Resources Committee considers the Corporation's performance with respect to the goals set forth in the plan. Therefore, the Human Resources Committee evaluates Mr.Carrion's performance by taking into consideration the growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system and development of human resources.The weight and significance accorded to these factors is subjective in nature.

     The group of Executive Officers is composed of two Senior Executive Vice Presidents of the Corporation and nine Executive Vice Presidents of the Corporation (the "Executive Officers") all of whom participate in an Annual and Long-Term Incentive Plan.The President and CEO sets the salary increases and the bonuses to be awarded to the Executive Officers pursuant to the incentive plans.

     Mr. Carrion and the Executive Officers participate in an annual incentive program based on financial results of the Corporation, individual business results, service quality and individual performance. The Plan is designed to encourage the achievement of short-term financial goals and to increase shareholder value. The first incentive component is a cash bonus. The second component is a deferred long-term incentive awarded in stock options of the Corporation.

     Mr. Carrion recommended to the Human Resources Committee that it consider both his short-term and long-term incentive on a future date (See Note (d) of the Summary Compensation Table). All members of the Human Resources Committee accepted this proposal.

                        HUMAN RESOURCES AND COMPENSATION
                                    COMMITTEE

Francisco M. Rexach Jr (Chairman)
Francisco J. Carreras
Maria Luisa Ferre
Hector R. Gonzalez
Alberto M. Paracchini
Juan J. Bermudez *

*A member since April 2002.

EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by the Corporation to the Executive Officers of the Corporation.

                           SUMMARY COMPENSATION TABLE


                                                         ANNUAL COMPENSATION INCENTIVE
                                                    ---------------------------------------                    LONG-TERM
                                                                    PAYMENTS       ALL                       COMPENSATION
                                         FISCAL                        AND     OTHER ANNUAL                  STOCK OPTIONS
NAME AND PARTICIPANT POSITION             YEAR      SALARY(a)        BONUS(b)  COMPENSATION(c)   TOTAL        GRANTED #(g)
-----------------------------             ----      ---------        --------  ------------      -----        ------------
Richard L. Carrion.....................   2002     $540,000(d)      $62,170(d)   $43,540       $645,710             - (d)
 Chairman,                                2001      540,000(d)       53,824(d)    35,199        629,023             - (d)
 President and CEO                        2000      540,000(d)       60,912(d)    42,069        642,981             -
David H. Chafey Jr.....................   2002      500,000         678,054       40,611      1,218,665        39,098
 Senior Executive Vice President          2001      493,550         236,254       32,515        762,319        25,301
 of the Corporation                       2000      466,999         121,631       37,021        625,651             -
Jorge A. Junquera......................   2002      440,000         614,346       36,218      1,090,564        34,406
 Senior Executive Vice President          2001      436,754         208,101       29,234        674,089        22,265
 of the Corporation                       2000      430,790         111,293       34,548        576,631             -
Maria I. Burckhart.....................   2002      278,213         363,400       23,153        664,766        21,755
 Executive Vice President                 2001      278,213         131,687       18,856        428,756        14,078
 of the Corporation                       2000      283,035          73,469       22,901        379,405             -
Carlos Colino Martinez(f)..............   2002      187,500           9,375       42,860        239,735             -
 Executive Vice President
 of the Corporation
Roberto R. Herencia....................   2002      400,000         566,411       31,289        997,700        31,278
 Executive Vice President                 2001      400,000         203,170       27,110        630,280        20,241
 of the Corporation                       2000      258,484          67,745       20,029        346,258             -
Larry B. Kesler(e).....................   2002      400,000         548,435       33,289        981,724        31,278
 Executive Vice President                 2001      383,396         188,333       25,985        597,714        20,241
 of the Corporation                       2000      304,575          79,239       24,643        408,457             -
Tere Loubriel (f)......................   2002      225,000         300,695       18,725        544,420        17,594
 Executive Vice President                 2001      214,842         105,963       14,561        335,366        11,386
 of the Corporation
Emilio Pinero..........................   2002      255,736         339,237       21,389        616,362        19,997
 Executive Vice President                 2001      255,736         121,129       17,333        394,198        12,941
 of the Corporation                       2000      260,169          67,615       21,050        348,834             -
Brunilda Santos de Alvarez (f).........   2002      225,000         318,630       18,725        562,355        17,594
 Executive Vice President                 2001      211,837         105,724       14,357        331,918        11,386
 of the Corporation
Carlos J. Vazquez......................   2002      375,000         519,733       31,208        925,941        29,323
 Executive Vice President                 2001      368,613         177,042       24,983        570,638        18,976
 of the Corporation                       2000      342,514          88,833       27,713        459,060             -
Felix M.Villamil(f)....................   2002      170,000         225,456       14,148        409,604        13,293
 Executive Vice President
 of the Corporation

(a)  Salaries before deductions.

(b) For the Senior Management Committee these payments include a Christmas bonus, the cash portion payable under the Profit Sharing Plan of the Bank and the amount awarded under the Annual Management Incentive Compensation Plan.

(c) For the Executive Officers of Popular, Inc. the amount includes the deferred portion under the Profit Sharing Plan of the Bank, amounts accrued under the Benefit Restoration Plan, the amount from the Profit Sharing deferred and allocated to Savings and Stock Plan and the Bank's matching contribution to Savings and Stock Plan.

(d) Mr. Carrion has declined salary increases, incentive payments and stock options while the Bank was operating under a Written Agreement with the Federal Reserve Bank of New York, which Agreement was terminated on January 16, 2003. He has also declined salary increases, incentive payments and stock options during the one year term of the Deferred Prosecution Agreement entered into with the Department of Justice on January 16, 2003.

(e)  Mr. Larry B. Kesler retired on December 31, 2002.

(f) Mrs. Loubriel and Mrs. Santos were appointed Executive Officers of the Corporation in February 2001 and Mr. Villamil and Mr. Colino were appointed Executive Officers in March and August 2002, respectively.

(g)  Includes options granted on March 13, 2003 for fiscal 2002 performance.


The following table sets forth information as of December 31, 2002 regarding securities issued to directors and eligible employees under the 2001 Option Plan.

                      EQUITY COMPENSATION PLAN INFORMATION


                                                                                          NUMBER OF SECURITIES
                                                                                          REMAINING AVAILABLE FOR
                                                                                          FUTURE ISSUANCE UNDER
                              NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE              EQUITY COMPENSATION
                              BE ISSUED UPON EXERCISE       EXERCISE PRICE OF             PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                 OF OUTSTANDING OPTIONS        OUTSTANDING OPTIONS           REFLECTED IN FIRST COLUMN)
-------------                 ----------------------        -------------------           --------------------------
Equity compensation
plans approved
by security holders                    445,075                       $29.25                        4,554,925
Equity compensation
plans not approved by
security holders                          None                            -                             None
                                       -------                       ------                        ---------
Total                                  445,075                       $29.25                        4,554,925
                                       =======                       ======                        =========

                                      ***

STOCK OPTION PLAN

     The 2001 Option Plan is intended to provide the Corporation and its subsidiaries with an effective means to attract and retain highly qualified personnel as well as to provide additional incentive to employees and directors who provide services to the Corporation and its subsidiaries.

     Any employee or director of the Corporation or of any of its subsidiaries, is eligible to participate in the 2001 Option Plan. The selection of individuals eligible to participate is within the discretion of the Board of Directors, or the Human Resources Committee.

     The 2001 Option Plan provides for the grant of stock options that are intended to qualify as "qualified stock options"("QSOs") under Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "Puerto Rico Code"), as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or "non-statutory stock options" ("NSOs"). At the time of the original grant of NSOs, the Board of Directors or the Committee, may also authorize the grant of reload options, which shall be NSOs for such number of shares of common stock as were used by the Participant to pay the purchase price upon the exercise of previously granted options, and the withholding taxes applicable to NSOs exercises, but are still subject to other terms set forth in the 2001 Option Plan. All options granted by the Corporation were QSOs.

STOCK OPTION GRANT TABLE

     The following table shows options grants to the covered executives, based on 2002 performance. All 2002 stock option grants were made under the 2001 Option Plan. The value of the stock options depends upon a long-term increase in the market price of the common stock. A benefit is perceived only if the stock price does increase. Options vest in cumulative installments of 20% per year over a five-year period and remain exercisable until the 10th anniversary of the grant.

     Option values on the grant dates were determined by using the Black-Scholes Option Valuation Model. The model assumes that future dividends increase at a rate equal to the historical compound average growth rate during the past six years, the stock price volatility, and the exercise of all options on the final day of their 10 year terms.


                                                   PERCENT OF TOTAL                                  GRANT
                                                      OPTIONS        EXERCISE                         DATE
                                   OPTIONS            GRANTED         PRICE             EXPIRATION   PRESENT
NAME                               GRANTED(a)      TO EMPLOYEES   ($ PER SHARE)            DATE      VALUE (b)
----                               ----------      ------------   -------------            ----      ---------
David H. Chafey Jr ..........     39,098                8.88%       $   33.50            3/12/2013   $352,500
Jorge A. Junquera ...........     34,406                7.82%           33.50            3/12/2013    310,200
Maria I. Burckhart ..........     21,755                4.94%           33.50            3/12/2013    196,140
Roberto R. Herencia .........     31,278                7.11%           33.50            3/12/2013    282,000
Larry B. Kesler .............     31,278                7.11%           33.50            3/12/2013    282,000
Tere Loubriel ...............     17,594                4.00%           33.50            3/12/2013    158,625
Emilio Pinero ...............     19,997                4.54%           33.50            3/12/2013    180,294
Brunilda Santos .............     17,594                4.00%           33.50            3/12/2013    158,625
Carlos J. Vazquez ...........     29,323                6.66%           33.50            3/12/2013    264,375
Felix M. Villamil ...........     13,293                3.02%           33.50            3/12/2013    119,850


(a)  Represents options granted on March 13, 2003 for fiscal 2002 performance.

(b) The estimates were calculated in accordance with the regulations of the Securities and Exchange Commission, which are not intended to predict the Corporation's common stock price.

                                      ***

The following table sets forth certain information regarding individual exercises of stock options during 2002 by each of the named Executive Officers.

                          FISCAL YEAR-END OPTION VALUES



                                             NUMBER OF                                VALUE OF
                                            SECURITIES                               UNEXERCISED
                                            UNDERLYING                               IN-THE-MONEY
                                            OPTIONS AT                               OPTIONS AT
                                          FISCAL YEAR-END                         FISCAL YEAR-END
                                  -------------------------------           -----------------------------
NAME                              EXERCISABLE       UNEXERCISABLE           EXERCISABLE     UNEXERCISABLE
----                              -----------       -------------           -----------     -------------
David H. Chafey Jr .........           --               25,301                    --            $266,672
Jorge A. Junquera ..........           --               22,265                    --             234,673
Maria I. Burckhart .........           --               14,078                    --             148,382
Roberto R. Herencia ........           --               20,241                    --             213,340
Larry B. Kesler ............       20,241                   --              $213,340                  --
Tere Loubriel ..............           --               11,386                    --             120,009
Emilio Pinero ..............           --               12,941                    --             136,399
Brunilda Santos ............           --               11,386                    --             120,009
Carlos J. Vazquez ..........           --               18,976                    --             200,007
Felix M. Villamil ..........           --                6,893                    --              72,653

PROFIT SHARING PLAN OF THE BANK

     All officers and regular monthly salaried employees of the Bank are active participants in the Bank's Profit Sharing Plan, as of the first day of the calendar month following the completion of three months of service.

     Under this plan, the Board of Directors determines the Bank's annual contribution based on the profits of the Bank for the year. The amount allocated to each officer or employee is based on his or her earned salary for the year. The total amount contributed for the year 2002 was $21,335,450. Of the total awarded 40% is deferred under the Profit Sharing Plan, 10% under the Savings & Stock Plan and the remainder 50% is paid in cash. However, since 1998 each officer and employee may elect to increase his (her) contribution to the Savings & Stock Plan up to 15%; as a result of this election 40% was deferred under the Profit Sharing Plan and 10% under the Savings & Stock Plan.

BENEFIT RESTORATION PLAN OF THE BANK

     The Internal Revenue Service (IRS) set a limit of $200,000 as the amount of compensation that may be considered in calculating future retirement payments from tax qualified retirement plans. This limit applies to the Bank's Retirement Plan and Profit Sharing.

     The Board of Directors has adopted three "Benefit Restoration Plans" for those employees whose annual compensation is higher than the established limit. These plans will provide those benefits that cannot be accrued under the Bank's Retirement and Profit Sharing Plan, which are qualified plans under the Employee Retirement Income Security Act ("ERISA"). Benefits under the Benefit Restoration Plans shall be equal to the account balance that would be provided under the Profit Sharing Plan and to the benefits that would have been accrued under the Retirement Plan. The restoration benefits of employees who are residents of Puerto Rico are funded through two irrevocable trusts, while the restoration benefits of all other employees are unfunded.

RETIREMENT PLAN OF THE BANK

     The Bank has a non-contributory, defined benefit Retirement Plan covering substantially all regular monthly employees. Monthly salaried employees are eligible to participate in the Plan following the completion of one year of service and 21 years of age. Pension costs are funded in accordance with minimum funding standards under ERISA.

     The basis for the Retirement Plan formula is total compensation, which includes Christmas bonus, incentives, overtime, differentials, profit sharing cash bonuses and any other compensation received by the employees. Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for Social Security or other payments received by the participants.

     Normal retirement age at the Bank is a combination of years of age and completed years of service totaling 75. Early retirement is at 55 years of age with 10 years of service. Employees with 30 years of service or more are provided with a retirement benefit of 40% of total compensation. Benefits are reduced only if the employees retire before age 55. Benefits are subject to the U.S. Internal Revenue Code limits on compensation and benefits.

     The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan and the Benefit Restoration Plan based upon certain assumptions as to total compensation levels and years of service.

     The amounts shown in this table are not necessarily representative of amounts that may actually become payable under the plans. The amounts represent the benefits upon retirement on December 31, 2002, of a participant at age 65.


     TOTAL
 COMPENSATION               ESTIMATED ANNUAL BENEFITS / YEARS OF SERVICE
 ------------               --------------------------------------------
                       15           20           25          30            35
                       --           --           --          --            --
   $  1,300,000   $  237,000   $  332,000   $  426,000   $  520,000   $  520,000
      1,200,000      219,000      306,000      393,000      480,000      480,000
      1,100,000      201,000      281,000      360,000      440,000      440,000
      1,000,000      183,000      255,000      328,000      400,000      400,000
        900,000      164,000      230,000      295,000      360,000      360,000
        800,000      146,000      204,000      262,000      320,000      320,000
        700,000      128,000      179,000      229,000      280,000      280,000
        600,000      110,000      153,000      197,000      240,000      240,000
        500,000       91,000      128,000      164,000      200,000      200,000
        400,000       73,000      102,000      131,000      160,000      160,000
        300,000       55,000       77,000       98,000      120,000      120,000

     The 2002 total compensation and estimated years of service at age 65 for the policy-making Executive Officers of the Corporation are as follows:


                                                                             ESTIMATED
                                                         2002                YEARS OF
                                                         TOTAL               SERVICE
                                                      COMPENSATION           AT AGE 65
                                                      ------------           ---------
Richard L. Carrion .........................           $  646,000             41.5
David H. Chafey Jr .........................            1,219,000             38.5
Jorge A. Junquera ..........................            1,091,000             42.3
Maria I. Burckhart .........................              665,000             33.7
Roberto R. Herencia ........................              998,000             33.7
Larry B. Kesler ............................              982,000             16.5
Tere Loubriel ..............................              544,000             39.8
Emilio Pinero ..............................              616,000             43.2
Brunilda Santos ............................              562,000             32.8
Carlos J. Vazquez ..........................              926,000             26.5
Felix M. Villamil ..........................              410,000             36.2


DEFERRED COMPENSATION PLAN OF POPULAR SECURITIES, INC.

     Popular Securities, Inc. maintains a non-qualified deferred compensation plan under which a selected group of highly compensated employees of Popular Securities, Inc. are required to defer a portion of their incentive performance bonus. The amount deferred and interest credits are paid to participants as follows: (a) 50% on or before January 31 of the second fiscal year following the fiscal year for which such amounts were contributed and (b) 50% on or before January 31 of the third fiscal year following the fiscal year for which such amounts were contributed.

RETIREMENT PLAN OF BANCO POPULAR NORTH AMERICA

     Banco Popular North America has a non-contributory, defined benefit Retirement Plan covering substantially all regular monthly employees. Monthly salaried employees are eligible to participate in the plan following the completion of one year of service and attained 21 years of age. Pension costs are funded in accordance with minimum funding standards under ERISA.

     The bases for the Retirement Plan formula are years of service and average final compensation. Benefits are paid on the basis of a single life annuity and are not reduced (offset) for Social Security or other payments received by the participants.

     Normal retirement is when the participant reaches age 65 and has five years of credited service. Participants can enjoy actuarially adjusted early retirement benefits at age 55 with 10 years of service. This plan is qualified under section 401(a) of the Internal Revenue Code.

DEFERRED COMPENSATION PLAN OF EQUITY ONE, INC.

     Equity One, Inc. adopted a deferred compensation plan designed to provide a post retirement benefit to several key executives. Equity One, Inc. purchases flexible, variable life insurance policies for each participant and names itself as beneficiary. The cash surrender values of the policies are expected to pay benefits to the participants upon their retirement. Should the participant terminate their employment prior to retirement, they are entitled to their vested portion of their account.

                                      +++

POPULAR, INC.
PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return during the measurement period with the cumulative total return, assuming reinvestment of dividends, of the National Association of Securities Dealers Automated Quotation System (NASDAQ) Stock Market Index and the NASDAQ Bank Composite Index.

     The cumulative total shareholder return was obtained by dividing (i) the cumulative amount of dividends per share, assuming dividend reinvestment, since the measurement point, December 31, 1997 plus (ii) the change in the per share price since the measurement date, by the share price at the measurement date.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                         TOTAL RETURN AS OF DECEMBER 31
                            (DECEMBER 31, 1997=100)


                              (PERFORMANCE GRAPH)


COMPANY/INDEX

                                          1997        1998        1999        2000        2001        2002
                                         ------      ------      ------      ------      ------      ------

POPULAR, INC                  67.43      100.00      139.27      116.82      112.69      127.81      152.07
NASDAQ BANKS COMPOSITE      793.656      100.00       99.36       95.51      108.95      117.97      120.61
NASDAQ STOCK MARKET          521.35      100.00      140.99      261.48      157.42      124.89       86.33

PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS

     Stockholders' proposals intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Corporation's Secretary , at its principal executive offices, Popular Center Building, San Juan, Puerto Rico, 00918, not later than November 29, 2003 for inclusion in the Corporation's Proxy Statement and Form of Proxy relating to the 2004 Annual Meeting of Stockholders.


San Juan, Puerto Rico, March 20, 2003


RICHARD L. CARRION                            SAMUEL T. CESPEDES
Chairman of the Board, President              Secretary
and Chief Executive Officer


YOU MAY REQUEST A COPY OF THE REPORT ON FORM 10K FILED WITH THE SEC THROUGH OUR WEBSITE, www.popularinc.com, OR BY CALLING (787) 765-9800 OR WRITING TO AMILCAR JORDAN, ESQ., SENIOR VICE PRESIDENT, BANCO POPULAR DE PUERTO RICO, PO BOX 362708, SAN JUAN, PR 00936-2708.

                                                                     EXHIBIT A

                                 POPULAR, INC.

                            AUDIT COMMITTEE CHARTER

ARTICLE 1 - ORGANIZATION

         The Board of Directors (the "Board") of Popular, Inc. (the "Corporation") has established an Audit Committee to undertake the responsibilities and perform the tasks set forth in this Charter.

ARTICLE 2 - COMPOSITION

         The Audit Committee shall be comprised of at least three directors, each of whom is "independent" under the Sarbanes-Oxley Act of 2002 (the "2002 Act") and the rules of The NASDAQ Stock Market, Inc. ("NASDAQ"). The Board shall also determine that each member of the Audit Committee is able to read and understand financial statements at the time of the member's appointment to the Audit Committee and that at least one member of the Audit Committee is a "financial expert" as defined in the rules of the Securities and Exchange Commission ("SEC") under the 2002 Act.

         No member of the Audit Committee may receive any compensation from the Corporation other than (i) director's fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors;
(ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

         Members shall be appointed by the Board based on nominations recommended by the Corporation's Corporate Governance and Nominating Committee, and shall serve for such term or terms as the Board may determine.

         The Board shall designate as president of the Audit Committee one of its members, who shall preside over the meetings of the Committee and shall inform the Board of the actions taken by the Committee. In the event of a vacancy or an absence in the Audit Committee, the Board may designate any member of the Board as substitute, provided such person complies with the requisites established herein.

ARTICLE 3 - PURPOSE

         The purpose of the Audit Committee is to assist the Board in its oversight of:

         1. the Corporation's accounting and financial reporting principles and policies, and internal audit controls and procedures;

         2. the Corporation's financial statements and the independent audit thereof; and

         3. the outside auditors' qualifications, independence and performance.

         In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

         The function of the Audit Committee is to act in an oversight capacity. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Furthermore, management and the Internal Audit Division are responsible for maintaining appropriate accounting and financial reporting principles and policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. Management and the Internal Audit Division are responsible for examining and evaluating the adequacy and effectiveness of the systems of internal control of the Corporation and its subsidiaries to ensure (i) the reliability, integrity and reporting of information; (ii) compliance with the Corporation's policies, plans and procedures, as well as laws and regulations;
(iii) the safekeeping of assets; and (iv) the economical and efficient use of resources. The outside auditors are responsible for planning and carrying out a proper audit of the Corporation's annual financial statements, reviewing the Corporation's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

         The Audit Committee, in its capacity as a Committee of the Board of Directors, shall be directly responsible for the outside auditors, who in turn shall be accountable to the Audit Committee. The outside auditors shall annually submit to the Audit Committee a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Corporation's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for that fiscal year; and (ii) all other permitted non-audit services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

ARTICLE 4 - DUTIES AND POWERS

         To carry out its purposes, the Audit Committee shall have the following duties and powers:

         1.       With respect to the outside auditor:

                  (i) to annually appoint, evaluate and, if necessary, replace the outside auditors, including sole authority to approve all audit engagement fees and terms;

                  (ii) to resolve disagreements between management and the outside auditors regarding financial reporting;

                  (iii) to determine the fees to be paid to the outside auditors for audit and non-audit services;

                  (iv) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement) addressing each non-audit service provided to the Corporation and the matters set forth in Independence Standards Board Standard No. 1., to discuss with the outside auditors any relationships or services disclosed in this Statement that may affect the quality of audit services or the objectivity and independence of the Corporation's outside auditors;

                  (v) to instruct the outside auditors that they are directly accountable to the Audit Committee;

                  (vi) to pre-approve all auditing services, including comfort letters in connection with securities underwriting, and all non-audit services authorized by law or regulation, to be provided to the Corporation by the outside auditor and to consider whether the outside auditors' provision of non-audit services to the Corporation is compatible with maintaining the independence of the outside auditors. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the outside auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting;

                  (vii) to obtain from the outside auditors in connection with any audit a timely report relating to the Corporation's annual audited financial statements describing (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditors; and
                           (iii) any other material written communications between the outside auditors and the management of the Corporation, such as any management letter or schedule of unadjusted differences;

                  (viii) to review and evaluate the qualifications, performance and independence of the lead partner of the outside auditors;

                  (ix) to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, which rotation must occur not less than once every five years, and consider whether there should be a regular rotation of the audit firm itself; and

                  (x) to take into account the opinions of management and the Internal Audit Division in assessing the outside auditors' qualifications, performance and independence.

         2.       With respect to the Internal Audit Division:

                  (i) to review the appointment and replacement of the General Auditor;

                  (ii) to review and ratify the annual evaluation and salary recommendation of the General Auditor as recommended by the Director of Risk Management;

                  (iii) to advise the General Auditor that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the Internal Audit Division and management's responses thereto; and

                  (iv) to instruct the internal auditors that they (in conjunction with the outside auditors) are ultimately accountable to the Audit Committee.

         3. With respect to financial reporting principles and policies, and internal audit controls and procedures:

                  (i) to advise management, the Internal Audit Division and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

                  (ii) to consider any reports or communications (and management's and/or the Internal Audit Division's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                           - deficiencies noted in the audit in the design or operation of internal controls;

                           - consideration of fraud in a financial statement audit;

                           -        detection of illegal acts;

                           - the outside auditor's responsibility under generally accepted auditing standards;

                           -        any restrictions on audit scope;

                           -        significant accounting policies;

                           - significant issues discussed with the national office;

                           -        management judgments and accounting
                                    estimates and assumptions;

                           -        adjustments arising from the audit
                                    including those that were noted or proposed by the outside auditor but were "passed" (as immaterial or otherwise);

                           - the responsibility of the outside auditor for other information in documents containing audited financial statements;

                           -        disagreements with management;

                           -        consultation by management with other
                                    accountants;

                           - major issues discussed with management prior to retention of the outside auditor;

                           - difficulties encountered with management in performing the audit;

                           - the outside auditor's judgments about the quality of the entity's accounting principles; and

                           - reviews of interim financial information, including the quarterly financial statements, conducted by the outside auditor;

                  (iii) to establish procedures as defined in the rules of the SEC under the 2002 Act for:

                           - the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

                           - the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

                  (iv) to meet with management, the General Auditor and the outside auditors:

                           -        to discuss the scope of the annual audit;

                           - to discuss the audited financial statements and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

                           - to discuss any significant matters arising from any audit, report or communication referred to in this Charter, whether raised by management, the Internal Audit Division or the outside auditors, relating to the Corporation's financial statements;

                           - to review the form of opinion the outside auditors propose to render to the Board and shareholders;

                           - to discuss significant changes to the Corporation's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors, the Internal Audit Division or management;

                           - to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the outside auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

                           - to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

                           - to inquire whether the financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Corporation as of and for the periods presented;

                  (v) to inquire of the Corporation's chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Corporation's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls;

                  (vi) to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with
                           Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and,

                  (vii) to discuss with the Corporation's General Counsel any significant legal matters that may have a material effect on the financial statements and the Corporation's compliance policies, including material notices to or inquiries received from governmental agencies.

         4.       With respect to reporting and recommendations:

                  (i) to prepare any report or other disclosures, including any recommendation of the Audit Commit-tee, required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement;

                  (ii) to review this Charter at least annually and recommend any changes to the Board; and

                  (iii) to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

ARTICLE 5 - RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

         The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain independent counsel and other experts or consultants, without seeking approval of the Board or management, and to determine the compensation to be paid by the Corporation to such auditors, counsel, experts or consultants.

ARTICLE 6 - TERM IN OFFICE

         The members of the Committee shall hold office from the time of designation until the next annual meeting of stockholders of the Corporation. The Board may, however, extend such period for one or all designated members.

ARTICLE 7 - MEETINGS

         The Committee will meet at least one (1) time every three (3) months, or more frequently if circumstances dictate, to discuss any or all the matters set forth in Article 4, or any other topics deemed necessary. In addition to such meetings, the Audit Committee should meet separately at least annually with management, the General Auditor and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately, including the annual audited financial statements. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE 8 - SECRETARY

         The Committee will designate a Secretary among its members. The Secretary may delegate his (her) functions to any officer of the Corporation sole designated by the Secretary. The Secretary, or the person so designated, will notify the members of the Committee of the place, date, and time of the meetings of the Committee on a timely basis, as well as prepare and submit the agenda, reports and documents required for each meeting of the Committee.

ARTICLE 9 - MINUTES OF THE MEETINGS

         The Secretary or his (her) designee will prepare accurate minutes of each meeting of the Committee, indicating which members of the Committee were present, and summarizing the decisions, recommendations and agreements reached. The

President of the Committee will submit the minutes and the attachments considered necessary to the Board at their next meeting for their review and ratification.

ARTICLE 10 - QUORUM AND COMMITTEE DECISIONS

         A quorum shall consist of the majority of the members of the Committee. The decisions of the Committee shall be adopted by an affirmative vote of the majority of the members present at the meeting in which the decision is considered. In the event of a tie, the decision will be submitted to the Board in their next meeting and no action will be taken until the Board makes a decision.

ARTICLE 11 - AMENDMENTS

         This Charter can be amended by means of an express resolution of the Board.

ARTICLE 12 - EFFECTIVE DATE

         This Charter will be effective immediately after its approval by the Board. The Secretary of the Board will certify it with his (her) signature and the Corporate seal, indicating the date it was approved.

                           CERTIFICATE OF RESOLUTION

         The undersigned, as Secretary of the Board of Popular, Inc., does hereby certify that this Audit Committee Charter was duly adopted at a meeting of the Board of the Corporation held on January 16, 2003, at which a quorum was present and acting throughout.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation in San Juan, Puerto Rico this 16th day of January, 2003.

         Juan J. Bermudez                    Francisco M. Rexach Jr.
         Hector R. Gonzalez                  Felix J. Serralles Jr.
         Manuel Morales Jr.

                                                                      EXHIBIT B


                                 POPULAR, INC.

                       CORPORATE GOVERNANCE GUIDELINES(1)

I.       INTRODUCTION

         The Board of Directors of Popular, Inc. ("Popular"), acting on the recommendation of its Corporate Governance and Nominating Committee, has developed and adopted this set of corporate governance principles (the "Guidelines") to promote the functioning of the Board and its committees, to protect and enhance stockholder value and to set forth a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions. These Guidelines are designed with Popular's current business operations, ownership, capital structure and economic conditions in mind and will continue to evolve with changing circumstances.

II.      ROLES OF BOARD AND MANAGEMENT

         The roles of the Board and management are related, but distinct. Management proposes Popular's strategy to the Board for approval. Management also implements Popular's strategy in the day-to-day operation of its business, reporting regularly to the Board on significant events, issues and risks that may materially affect Popular's business or financial performance.

         The Board's function is oversight. The Board oversees, directly or through committees, the performance of Popular's business and management. The Board reviews and approves Popular's business strategy and oversees management's implementation of that strategy.

III.     BOARD COMPOSITION

         The composition of the Board should balance the following goals:

         - The size of the Board should facilitate substantive discussions of the whole Board in which each director can participate meaningfully;

         - The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to Popular's business;

         - A majority of the Board will consist of directors who the Board has determined have no material relationship with Popular and who are otherwise "independent" under the rules of The NASDAQ Stock Market, Inc.

IV.      SELECTION OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

         The Board should be free to select its Chairman and Popular's Chief Executive Officer in the manner it considers in the best interests of Popular at any given point in time. Therefore, the Board does not have a policy on whether the roles of Chairman and CEO should be separate or combined and, if they are to be separate, whether the Chairman should be selected from the non-executive directors or be an employee.

(1) These guidelines have been drafted to comply with current NASDAQ corporate governance proposals. Changes to these guidelines will likely be necessary once final rules are approved by the SEC.

V.       SELECTION OF DIRECTORS

         A. NOMINATIONS. The Board is responsible for selecting the nominees for election to Popular's Board of Directors by the stockholders. Popular's Corporate Governance and Nominating Committee is responsible for recommending to the Board a slate of directors or one or more nominees to fill vacancies occurring between annual meetings of stockholders.

         B. CRITERIA. The Board should, based on the recommendations of the Corporate Governance and Nominating Committee, select new nominees for the position of independent director considering the following criteria:

                  - Personal qualities and characteristics, accomplishments and reputation in the business community;

                  - Current knowledge and contacts in the communities in which Popular does business and in Popular's industry or other industries relevant to Popular's business;

                  - Ability and willingness to commit adequate time to Board and committee matters;

                  - The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of Popular; and

                  - Diversity of viewpoints, background, experience and other demographics.

         C. INVITATION. The invitation to join the Board should be extended by the Board via the Chairman of the Board and CEO of Popular, together with an independent director, when deemed appropriate.

         D. ORIENTATION AND CONTINUING EDUCATION. Management, working with the Board, will provide an orientation process for new directors, including background material on Popular, its business plan and its risk profile, and meetings with senior management. Periodically, management will prepare additional educational sessions for all directors on matters relevant to Popular, its business plan and risk profile in accordance with applicable rules of The NASDAQ Stock Market, Inc.

VI.      ELECTION TERM

         The Board does not believe it should establish term limits.

VII.     RETIREMENT OF DIRECTORS

         A director who would attain age 72 at the time of the election or during the term to be served may not stand for re-election.

VIII.    BOARD MEETINGS

         The Board currently plans [at least eight] meetings, with further meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board. The meetings may consist of committee meetings and the Board meeting.

         The agenda for each Board meeting will be prepared by the Office of the Corporate Secretary. Any director is free to offer agenda items for consideration by the Board. Management will seek to provide to all directors an agenda and appropriate materials approximately one week in advance of meetings, although the Board recognizes that this timing will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be practicable.

         Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the directors to make an informed judgment. As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the material. As the need arises, presentations may be made orally at meetings.

IX.      EXECUTIVE SESSIONS

         To ensure free and open discussion and communication among the independent directors, the independent directors will meet regularly in executive sessions, with no members of management present. These executive sessions should be held with sufficient regularity that no negative inference attaches to the calling of an executive session. The independent directors will designate the independent director who will preside at executive sessions, and those designations should be rotated. There should be no lead director.

X.       THE COMMITTEES OF THE BOARD

         Popular will have at least the following committees: Audit Committee, Risk Management Committee, Compensation Committee and the Corporate Governance and Nominating Committee. Each of the Audit, Compensation and Corporate Governance and Nominating Committees must have a written charter in accordance with the rules of The Stock Market, Inc.

         All directors, whether members of a committee or not, are invited to make suggestions to a committee chair for additions to the agenda of the chair's committee or to request that an item from a committee agenda be considered by the Board. The chair of each committee will give a periodic report of the committee's activities to the Board.

         Each of the Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee will be composed of at least three directors who the Board has determined have no material relationship with Popular and who are otherwise "independent" under the rules of The NASDAQ Stock Market, Inc., applicable law and SEC rules. The required qualifications for the members of each committee are specified in the committee's charter. A director may serve on more than one committee for which the director qualifies.

XI.      BOARD RESPONSIBILITIES

         A. STRATEGY. The Board reviews and approves management's proposed strategy for Popular and monitors implementation of Popular's strategic plans on an ongoing basis.

         B. OPERATING PLANS AND BUDGETS. The Board oversees Popular's annual operating plans, reviews the annual budgets presented by management and monitors the implementation of the annual plans.

         C. SELF-EVALUATLON. The Board evaluates its own performance annually, as described below under "Evaluating Board Performance," based on the report and recommendations of its Corporate Governance and Nominating Committee. In connection with this evaluation, the Board should actively seek means of improving its performance. Each committee should also evaluate its performance annually.

         D. MANAGEMENT SUCCESSION. At least annually, the Board will review and concur in a management succession plan, developed by the CEO, to ensure that future selections are appropriately considered. The principal components of this plan, which the CEO will report at least annually to the Board, are (1) a proposed plan for emergency CEO succession (2) a proposed plan for CEO succession in the ordinary course of business and (3) the CEO's plan for management succession for the other policy-making Officers of Popular. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible candidates within the senior management team.

         E. EVALUATING AND APPROVING SALARY FOR THE CEO. The Board, acting through the Compensation Committee, evaluates the performance of the CEO and Popular against Popular's strategic and financial goals, and approves the compensation level of the CEO.

         F. EVALUATING AND APPROVING THE COMPENSATION OF MANAGEMENT. The Board, acting through the Compensation Committee, evaluates and approves the proposals of the CEO for overall compensation policies applicable to executive officers.

         G. BOARD COMPENSATION. The Board will conduct a review at least once every three years of the components and amount of Board compensation in relation to other similarly situated companies. As part of a director's total compensation and to create a direct linkage with corporate performance, the Board believes that a meaningful portion of a director's compensation should be provided and held in stock options or other equity-based compensation. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board's objectivity.

         H. REVIEWING AND APPROVING SIGNIFICANT TRANSACTIONS. Board approval of a particular transaction may be appropriate because of several factors, including:

                  -        Legal or regulatory requirements;

                  - The materiality of the transaction to Popular's financial performance, risk profile or businesses;

                  -        The terms of the transaction;

                  - Other factors, such as entry into a new business or a variation from Popular's strategic plan.

         Whenever Board approval is not required, the CEO will review and approve those transactions or, where appropriate, delegate the review and approval of those transactions that implement Popular's strategic plan in the day-to-day operation of its business, reporting regularly to the Board or its committees on significant events, issues and risks that may materially affect Popular's financial performance or risk profile.

XII.     EXPECTATIONS OF DIRECTORS

         The business and affairs of Popular are managed by or under the direction of the Board in accordance with all applicable laws. In performing their duties, the primary responsibility of the directors is to exercise their business judgment in the best interests of all stockholders of Popular. The Board has developed a number of specific expectations of directors to promote the discharge of this responsibility and the efficient conduct of the Board's business.

         A. COMMITMENT AND ATTENDANCE. The SEC requires disclosure of the failure of any director to attend 75% of the meetings of the Board and the committees on which the director serves. All directors should make every effort to attend meetings of the Board and meetings of committees of which they are members. Members may occasionally attend by telephone or videoconference to mitigate unavoidable scheduling conflicts.

         B. PARTICIPATION IN MEETINGS. Each director should be sufficiently familiar with the business of Popular, including its financial statements, capital structure, risks and the competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which the director serves. Upon request, management will make appropriate personnel available to answer any questions a director may have about any aspect Popular's business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented. Directors are entitled to rely on the work of management and professional advisors as discussed below under "Reliance on Management and Outside Advice".

         C. LOYALTY AND ETHICS. In their roles as directors, all directors owe their primary duty of loyalty to Popular and its stockholders. This duty of loyalty mandates that the best interests of Popular take precedence over any interests possessed by a director. To prevent inadvertent conflicts of interest or even the appearance of a conflict of interest, directors should disclose all other business relationships with Popular and should excuse themselves from discussions and decisions affecting those relationships.

         Popular intends to conduct its business in accordance with the highest legal and ethical standards and has adopted a Code of Business Conduct and Ethics (the "Code"). Certain portions of the Code deal with activities of directors, particularly with respect to transactions in the securities of Popular and potential conflicts of interest. Directors should be familiar with the Code and should consult with Popular's General Counsel in the event of any issues.

         D. CHANGES IN RESPONSIBILITY. Directors whose employment or other outside responsibilities change substantially from those held when they were elected to the Board should inform the Board, providing an opportunity to consider the desirability of their continued service on the Board.

         E. OTHER DIRECTORSHIPS. Popular values the experience directors bring from other boards on which they serve, but recognizes that those boards may also present demand on a director's time and availability and may present conflicts or legal issues. Directors should advise the chair of the Corporate Governance and Nominating Committee and the CEO before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses or governmental units.

         F. CONTACT WITH MANAGEMENT. All directors are invited to contact the CEO at any time to discuss any aspect of Popular's business. Directors also have complete access to other members of management. The Board expects that there will be frequent opportunities for directors to meet with the CEO and other members of management in Board and committee meetings and in other formal or informal settings.

         Further, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

         G. CONTACT WITH OTHER CONSTITUENCIES. It is important that Popular speak to constituencies other than management and the Board with a single voice, and that management serve as the primary spokesperson. If a situation arises in which it seems necessary for an individual director to make or participate in communications to one of these constituencies, the director should consult with the CEO.

         H. CONFIDENTIALITY. The proceedings and deliberations of the Board and its committees are strictly CEO confidential. Each director has a fiduciary obligation to maintain the confidentiality of all information received in connection with his or her service as a director.

         I. CONTACT ABOUT STRATEGIC TRANSACTIONS. It is important for Popular to have the opportunity to evaluate and communicate in an orderly way with respect to any potential strategic transaction. Therefore, any director who is approached by a third party about such a transaction should refrain from discussing it and refer the contact promptly to the CEO.

XIII.    EVALUATING BOARD PERFORMANCE

         The Board, acting through the Corporate Governance and Nominating Committee, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Corporate Governance and Nominating Committee should periodically consider the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

         Each committee of the Board should conduct a self-evaluation at least annually and report the results to the Board, acting through the Corporate Governance and Nominating Committee. Each committee's evaluation must compare the performance of the Committee with the requirements of its written charter, if any.

XIV.     RELIANCE ON MANAGEMENT AND OUTSIDE ADVICE

         In performing its functions, the Board is entitled to rely on the advice, reports and opinions management, counsel, accountants, auditors and other expert advisors. The Board has the authority to retain and approve the fees and retention terms of its outside advisors.

                             [POPULAR, INC. LOGO]

(POPULAR, INC. LOGO)                 IF YOU WISH TO VOTE BY TELEPHONE, INTERNET OR MAIL,
                                     PLEASE READ THE INSTRUCTIONS BELOW.
C/O BANCO POPULAR
TRUST DIVISION                       Popular, Inc. encourages you to take advantage of the
P.O. BOX 362708                      convenient ways to vote your shares for matters to be covered
SAN JUAN, PR 00936-2708              at the 2003 Annual Meeting of Stockholders. Please take the opportunity to use one of the three voting methods outlined below to cast your ballot.

                                     VOTE BY PHONE -- 1-800-690-6903
                                     Use any touch-tone telephone to transmit your voting
                                     instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you
                                     call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                     VOTE BY INTERNET -- www.proxyvote.com
                                     Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
                                     Time the day before the meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting
                                     instruction form.

                                     VOTE BY MAIL
                                     Please mark, sign, date and return this card promptly using the enclosed postage prepaid envelope. No postage is
                                     required if mailed in the United States, Puerto Rico or the U.S.
                                     Virgin Islands.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                                  POPULAR     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
               PROXY                         DETACH AND RETURN THIS PORTION ONLY


(POPULAR, INC. LOGO)

The Board recommends a vote for:

1.  Election of the following nominees:
    1) Juan J. Bermudez                          For    Withhold    For All    To withhold authority to vote, mark "For All Except"
    2) Richard L. Carrion                        All      All       Except     and write the nominee's number on the line below.
    3) Jorge A. Junquera
    4) Francisco M. Rexach Jr.                   [ ]      [ ]        [ ]       -----------------------------------------------------
    5) Frederic V. Salerno

2.  To ratify the selection of the               For    Against     Abstain
    Corporation's Independent auditors for       [ ]      [ ]        [ ]
    2003

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Richard L. Carrion, Jorge A. Junquera and
David H. Chafey Jr. or any one or more of them as Proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated above all the shares of common stock of Popular, Inc. held of record by the undersigned on March 11, 2003, at the Annual Meeting of Stockholders to be held at the Centro Europe Building, 1492 Ponce de Leon Avenue, 3rd Floor,
San Juan, Puerto Rico, on April 30, 2003, at 9:00 a.m. or at any adjournments thereof. The Proxies are further authorized to vote such shares upon any other business that may properly come before the meeting or any adjournments thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 ABOVE.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
             USING THE ENCLOSED ENVELOPE.

   PLEASE SIGN AS YOUR NAME APPEARS ON THIS FORM.
IF SHARES ARE HELD JOINTLY, ALL OWNERS SHOULD SIGN.
          (Vea al dorso texto en espanol)


[                                                ]       [                                     ]
Signature [PLEASE SIGN WITHIN BOX]      Date             Signature (Joint Owners)       Date